SkyBridge G II Fund, LLC

Consolidated Schedule of Investments

December 31, 2023 (Unaudited)

	First Acquisition Date	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡

Cryptocurrency and Digital Assets

Multicoin Capital Offshore SPC - a,b	12/01/2021	$535,122	$415,164	1.15%
Multicoin Capital Offshore SPC - side pocket - c	12/01/2021	773,646	135,223	0.38
NYDIG Institutional Bitcoin Fund LP - e,f	12/11/2020	1,800,000	2,570,959	7.13

Total Cryptocurrency and Digital Assets		3,108,768	3,121,346	8.66

Directional Equity

Armistice Capital Offshore Fund Ltd. - b	11/01/2020	494,483	636,209	1.77
Coatue Offshore Fund Ltd - b	01/01/2021	5,800,000	6,147,679	17.06
Harvest Claro, LLC - c	04/01/2021	454,995	97,504	0.27
Redmile Strategic Offshore Fund, Ltd Class E - a,b	11/01/2022	899,070	1,028,894	2.85
Whale Rock Flagship Fund Ltd - side pocket - c	11/01/2020	347,196	158,869	0.44

Total Directional Equity		7,995,744	8,069,155	22.39

Event Driven

Axonic Credit Opportunities Fund L.P. - b	01/01/2014	2,142,965	2,021,266	5.61
Axonic Credit Opportunities Overseas Fund, Ltd. - b	01/01/2016	939,736	1,010,601	2.81
Medalist Partners Harvest SPV Ltd - c,g	04/01/2021	317,120	138,324	0.38
Oaktree Value Opportunities (Cayman) Fund, Ltd. - b,d	05/01/2023	500,000	504,013	1.40
Seer Capital Partners Fund L.P. - c	01/01/2014	56,665	54,102	0.15
Seer Capital Partners Offshore Fund Ltd. - c	04/01/2016	744,019	777,382	2.16
Third Point Offshore Fund, Ltd. - side pocket - c	09/01/2020	534,919	502,153	1.39

Total Event Driven		5,235,424	5,007,841	13.90

Relative Value

Context Partners Fund, L.P. - b	02/01/2019	4,266,834	5,186,312	14.39
Millennium International, Ltd. - a,b	08/01/2015	869,781	1,358,201	3.77
ShoreBridge Point72 Select, Ltd. - a,b	06/01/2020	5,256,966	7,000,824	19.43

Total Relative Value		10,393,581	13,545,337	37.59

Total Investments in Investment Funds - *		$26,733,517†	$29,743,679	82.54

Investments in Securities

United States

Private Equity - ‡

Chime Financial, Inc. - h
Series F preferred stock (13,030 shares)	11/24/2021	$899,982	$569,199	1.58%
Homebrew Ventures I, L.P. - h,i	07/01/2021	312,402	113,219	0.32
New York Digital Investment Group LLC Class B2 (43 shares) - j	08/19/2021	1,040,000	184,048	0.51
Payward, Inc. - j
Series A preferred stock (9,705 shares)	12/01/2021	497,570	226,597	0.63
Series seed preferred stock (9,000 shares)	11/01/2021	463,500	211,082	0.58

Total Investments in Securities - *		$3,213,454†	$1,304,145	3.62

Other Assets, less Liabilities			4,988,119	13.84

Shareholders’ Capital			$36,035,943	100.00%

SkyBridge G II Fund, LLC

Consolidated Schedule of Investments (continued)

December 31, 2023 (Unaudited)

Note: Investments in underlying Investment Funds are categorized by investment strategy.

a	As of December 31, 2023, subject to gated redemptions (these are investor-level percentage limitations on redemption).
b	Redemptions permitted quarterly.
c

Illiquid, redeemable only when underlying investment is realized or converted to liquid interest in Investment Fund. The Company held $1,863,557 (6.27% of total Investments in Investment Funds) of illiquid investments at December 31, 2023.

d	Subject to a current lock-up on liquidity provisions on a greater than quarterly basis.
e

The Investment Fund is held by SkyBridge G II Sub-Fund I Ltd. (the “Sub-Fund”), a wholly-owned subsidiary of the Company. Investment Funds held by the Sub-Fund represent 8.64% of the total Investments in Investment Funds.

f	Redemptions permitted daily.
g

The investment is a restructuring of the Company’s interest in Medalist Partners Harvest Fund, LP and Medalist Partners Harvest Fund Ltd, which were first acquired on 8/1/2016 and 7/1/2017, respectively.

h	The industry for these securities is financial technology.
i	Forward agreement to receive shares of Plaid Inc. at a future date.
j	The industry for these securities is digital asset trading & servicing.
‡

The Company’s Investments in Investment Funds and private equities are exempt from registration under the Securities Act of 1933, as amended, and contain restrictions on resale and cannot be sold publicly.

*	All Investments in Investment Funds and securities are non-income producing.
†	The cost and unrealized appreciation/(depreciation) of investments as of December 31, 2023, as computed for federal tax purposes, were as follows:

Aggregate cost	$35,909,488

Gross unrealized appreciation	$3,184,611
Gross unrealized depreciation	(8,046,275)

Net unrealized depreciation	$(4,861,664)

SkyBridge G II Fund, LLC

Notes to Schedule of Investments

December 31, 2023 (Unaudited)

1.	Fair Value Disclosures

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), SkyBridge G II Fund, LLC (the “Company”) discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the Company’s assets measured at fair value as of December 31, 2023, by Accounting Standards Codification (“ASC”) 820 fair value hierarchy levels:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Measured at Net Asset Value	Total Fair Value at December 31, 2023
Investments in Investment Funds	$—	$—	$97,504	$29,646,175	$29,743,679
Investments in Securities Private Equity	$—	$—	$1,304,145	$—	$1,304,145

The Company’s investments in Investment Funds for which fair value is measured using NAV per share as a practical expedient, in the amount of $29,646,175 have not been categorized in the fair value hierarchy. This amount includes $2,570,959 held by SkyBridge G II Sub-Fund I Ltd. (the “Sub-Fund”), which was organized as an exempted Cayman Islands limited liability company on

SkyBridge G II Fund, LLC

Notes to Schedule of Investments (continued)

December 31, 2023 (Unaudited)

December 9, 2020 and is a wholly owned subsidiary of the Company. The Company also has investments in securities in the amount of $1,304,145. There were no purchases, sales or transfers into or out of Level 3 during the period. There was (357,491) and $(1,909,309) unrealized depreciation on directional equity and private equity respectively, for the period ending December 31, 2023.

The following table summarizes the valuation methodology and significant unobservable inputs used to estimate the fair value of Level 3 investments as of December 31, 2023.

Type of Level 3 Investment	Fair Value as of December 31, 2023	Valuation Technique	Unobservable Input	Input (weighted average)

Investments in Investment Funds Directional Equity	$97,504	Market comparable companies	Revenue Multiple	4.6x-4.8x

Investments in Securities Private Equity	$1,304,145	Market comparable companies	Revenue Multiple	9.3x-11.2x

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of December 31, 2023. and measured at fair value using the NAV per share practical expedient. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would be considered in fair value measurement and disclosure.

Cryptocurrency and Digital Assets Investment Managers may pursue a variety of investment strategies in managing digital assets of an Investment Fund, and the Company may invest in Investment Funds that provide access to a particular digital asset or assets without a discretionary investment strategy. The Company may also invest in Investment Funds whose Investment Managers have discretion to manage a diversified portfolio of digital assets. The Company and Investment Funds may hold long and short positions in digital assets. The Company and Investment Funds may also invest in securities of companies related, in whole or in part, to digital assets or digital asset technologies (including digital asset miners, payment technologies, digital security, or crypto trading exchanges), or that otherwise have direct or indirect exposure to emerging technologies. The Company and Investment Funds may invest in derivative contracts on digital assets, including cryptocurrency swap agreements, for hedging purposes and non-hedging purposes. The Company may use its assets to offset the carbon footprint associated with the Company’s exposure to Bitcoin and other digital assets. The Investment Funds within this strategy have daily to quarterly liquidity, subject to a 1 to 30 day notice period. An Investment Fund in this strategy, representing approximately 4 percent of the Investment Funds in this strategy is an illiquid or side pocket investment with a suspended redemption. Approximately 13 percent of the Investment Funds in this strategy have gated redemption which are lifted after 24 months. The remaining approximately 83 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

SkyBridge G II Fund, LLC

Notes to Schedule of Investments (continued)

December 31, 2023 (Unaudited)

Directional Equity funds take long and short stock positions. The manager may attempt to profit from both long and short stock positions independently, or profit from the relative outperformance of long positions against short positions. The stock picking and portfolio construction process is usually based on bottom-up fundamental stock analysis, but may also include top-down macro-based views, market trends and sentiment factors. Directional equity managers may specialize by region (e.g., global, U.S., Europe or Japan) or by sector. No assurance can be given that the managers will be able to correctly locate profitable trading opportunities, and such opportunities may be adversely affected by unforeseen events. In addition, short selling creates the risk of loss if the security that has been sold short appreciates in value. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 45 to 60 day notice period. Investment Funds in this strategy, representing approximately 3 percent of the Investment Funds in this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 13 percent of the Investment Funds in this strategy have gated redemptions, which are lifted after 12 months. The remaining approximately 84 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Event Driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 90 day notice period. Investment Funds in this strategy, representing approximately 29 percent of the Investment Funds in this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 10 percent of the Investment Funds in this strategy are subject to hard lock provisions to be lifted after 12 months. The remaining approximately 61 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative Value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 55 to 90 day notice period. Approximately 62 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining approximately 38 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Private Equity Investments: The Company also makes private investments in emerging portfolio companies (e.g., venture capital and growth equity investments) and may, on occasion, purchase and hold public equities. Equity investments are valued at initial transaction price and may subsequently be valued using valuation models in the absence of readily observable market prices. Valuation models are generally based on (i) earnings before interest, taxes, depreciation and amortization (EBITDA) multiples analysis, (ii) the value attributable to the equity instrument from the enterprise value of the portfolio company or the proceeds that would be received if the portfolio company liquidated, and (iii) market and income (discounted cash flow) approaches, in which various internal

SkyBridge G II Fund, LLC

Notes to Schedule of Investments (continued)

December 31, 2023 (Unaudited)

and external factors are considered. Factors include key financial inputs and recent public and private transactions for comparable investments. Key inputs used for the discounted cash flow approach include the weighted average cost of capital and investment terminal values derived from EBITDA multiples. An illiquidity discount may be applied where appropriate.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a readily available market existed for such assets or liabilities and the values that may ultimately be realized. Accordingly, the degree of judgment exercised by the Manager in determining fair value is greatest for assets or liabilities categorized as Level 3.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly changed and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly changed (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant change in relation to normal market activity. Regardless of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.